                                 [ALPINE LOGO]



                            REAL ESTATE MUTUAL FUNDS





                          REALTY INCOME & GROWTH FUND

                                       *

                          U.S. REAL ESTATE EQUITY FUND

                                       *

                     INTERNATIONAL REAL ESTATE EQUITY FUND






                                 ANNUAL REPORT
                                OCTOBER 31, 2001






     This material must be preceded or accompanied by a current prospectus.

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 1

                       Report of Independent Accountants
                                    PAGE 11

                       Schedules of Portfolio Investments
                                    PAGE 12

                      Statements of Assets and Liabilities
                                    PAGE 16

                            Statements of Operations
                                    PAGE 17

                      Statements of Changes in Net Assets
                                    PAGE 18

                         Notes to Financial Statements
                                    PAGE 20

                              Financial Highlights
                                    PAGE 27

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

Portfolio Manager's Report to Shareholders       Alpine Real Estate Mutual Funds
--------------------------------------------------------------------------------
Dear Shareholder:

     Welcome to the first Annual Report combining all three Alpine Real Estate Mutual Funds. We have aligned the year-end of the three Funds to provide a platform from which we can discuss the 'big picture' investment environment for real estate securities. This format also allows for a side-by-side discussion of how each Alpine fund is seeking investing opportunities given the risk/return, style, and income considerations of the different portfolios. Another benefit is that the combined printing and mailing cost for Fund shareholders should be significantly lower. Unfortunately, all of these topics pale in comparison with recent events, which have roiled the capital markets, impacted most investors, and changed our future.

POST SEPTEMBER 11: A NEW ERA?

     In the aftermath of the heinous terrorist attacks on September 11 we have all been shocked, angered, saddened, and sobered by these ruthless deeds. Their impact has been broadly felt and our Nation's response has been dramatic. In a few hours we lost the accumulated benefits of the 'peace dividend' which had accrued over the dozen years following the fall of the Berlin Wall in 1989.

     The U.S. in particular benefited from the end of the Cold War. Extended economic gains followed our Nation's proactive and pragmatic approach to restructuring the economic excesses of prior decades, such as the Resolution Trust Corp.'s ("RTC") resolution of the S & L crisis. Business during the 1990's was characterized by historically low unemployment, falling interest rates, rising productivity, rapid new business formation, and massive financial aggregation through the capital markets. By the end of the decade our government had a balanced budget and a growing surplus. Even the real estate industry enjoyed record home sales and ownership levels, along with the lowest vacancy rates in many commercial property markets for over a generation.

     Alas, post September 11, the demand from commercial tenants, which was already weak since 2000, accelerated in reverse. Even though the economic downturn from mid-2000 through this September was concentrated in the technology and telecommunications sectors and only had a dulling but not disastrous impact upon most property investments, the present demand softness is more widespread. Fortunately, given current circumstances, real estate in the 1990's did not suffer from excess liquidity pushing speculative development. Nonetheless, many property markets are facing double digit vacancy rates, some probably greater than 20% in 2002, as demand falters.

     Tenants are giving back offices to landlords or subletting. The travel and lodging industry is reeling from large cutbacks and cancellations. An already soft retail picture has forced merchants to adjust future store openings to moderating consumer demand, evidenced by a worrisome 5% reduction in current traffic levels at malls. This contraction is not limited to dot.coms or manufacturers, but includes financial service firms and even major enterprises with uncertain stability such as Enron Corporation. So where is this recession heading and what are its implications for property shares?

THE TUG OF WAR: REFLATION OR DEFLATION

     Unlike every other recession during the past forty years this downturn has not been induced by rising interest rates and tight liquidity from the Federal Reserve. The Fed Funds rate has already been lowered on ten occasions by a total of four and one half percentage points. The impact of this liquidity infusion is visible in automobile promotions which tout zero percent financing and home mortgages which have approached six percent. The outcome is that October car sales achieved record levels of 21.3 million units on an annual basis. Car lot inventories were a major concern last Spring, but are now the lowest since October, 1986! Existing home sales are still near the record levels of 5.1 million homes per year for the third year running. Indeed the October levels are still 2% above last year. New home sales for the month of October, are down by 5%, but still on track for a record year! For now, the Federal Reserve has succeeded in supporting these two main engines of our economy and thus has prevented a far deeper recession.
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                                       -1-

Portfolio Manager's Report to Shareholders       Alpine Real Estate Mutual Funds
--------------------------------------------------------------------------------

     An outgrowth of the Federal Reserve's stimulus has been to fuel the fastest rise in financial liquidity since 1987. Money Zero Maturity (MZM = M1, Saving Deposits and Money Market Funds) now amounts to $5.5 trillion dollars, higher by $254 billion dollars in the past three months. This is double the pre-Y2K buildup during the fourth quarter of 1999! Today's monetary expansion is meant to sharply counteract areas of weakness, such as U.S. Industrial Capacity Utilization at 74.8 percent in October, the lowest since June of 1983. Imports are down 14.0 percent year-on-year and exports have fallen by 16.8 percent. Thus, globalization is now spreading this recession from East to West around the globe. Regions most heavily exposed to the production of technology including Taiwan, Singapore, Stockholm, the Thames Valley West of London and, of course, Austin, Boston, Seattle and San Jose have been hardest hit. For some economic observers this global softness has raised the specter of a potential creeping deflationary trend. Beginning with the prolonged decline in Japan from its post 80's property and equity bubble, deflation again surfaced in 1997 during the Asian and Latin American currency crisis. Then the Russian Ruble collapsed in 1998 and the ensuing meltdown and rescue of Long Term Capital Management appeared to be the last deflationary hurdle for the world economy. Alas, the black hole inside the technology and telecom boom of 1998 through 2000 has yet to run its course. Both here and abroad, non-performing debts and cash starved companies have only partially been written off or otherwise absorbed by creditors and investors. This situation has been aggravated post September 11 by the uncertainty and caution evidenced by consumers and investors alike. Thus, any corporate restructuring prior to economic recovery has become more tenuous and delayed, in turn exacerbating our economic situation. A protracted downturn is a real risk. However, a countervailing positive of devaluation are lower commodity prices, the most important of which is oil.

     The recent return of low oil prices (below $20 per barrel versus a peak of $37 in September 2000) is estimated to be worth $330 billion in cost savings for the world vis-a-vis last years average of over $32. This calculation is derived from an analysis by Deutsche Bank. While the global slowdown has reduced the demand for oil and hence its price, perhaps we can also thank our new friends in Russia for maintaining steady supplies. For the U.S., lower oil prices could amount to a $100 billion cost savings. Suburban and rural homeowners, as well as transport related businesses, should be among the biggest beneficiaries while urban renters derive less direct benefits. The impact of oil prices are also more immediate than any of the potential fiscal stimulus programs which are still bogged down in Congressional politicking. Thus, financial liquidity and lower fuel costs have aided many consumers and some businesses in forestalling a severe recession.

THE REAL ESTATE CYCLE

     Alpine's evaluation of global property cycles suggests that almost all major markets are in a declining trend. Speculative supply has been less of an issue in most countries, so the prospect of rising rents is dependent upon economic recovery. Even though income-producing property provides increasingly attractive yields in today's low interest rate world, investment capital remains cautious regarding real estate. This is expected to be so until economic recovery becomes more apparent. Then we would expect to see more capital begin to push prices higher. Valuations in most countries seem appropriate from both a historical and cyclical perspective, although some appear overly depressed and a few still a bit rich.

     Unlike North American and European markets, which previously troughed between 1990-1994, most Asian cities have been sliding since their 1997 currency crises. Of particular note is Japan, which has endured an uneven, but progressive decline since property peaked in 1990. Several markets have been depressed for some time, including Germany and Japan, while others including Hong Kong and Singapore, have fallen rapidly and are already nearing the nadir of their property cycle. At the other end of the spectrum, only a few cities are unlikely yet to have hit their cyclical peak, such as Paris where quality space is still at a premium. In comparison, the U.S. has been falling for a relatively short period. However, in the U.S., it appears that office rent levels are bottoming faster than usual due to the active sublet market. This, in

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                                       -2-

Portfolio Manager's Report to Shareholders       Alpine Real Estate Mutual Funds
--------------------------------------------------------------------------------

turn, might shorten the duration of the trough if demand strengthens at low prices. In possessing the world's strongest economy, our country may be able to lift many of our global partners in a synchronized recovery, once we rebound. It should be noted that the velocity and amplitude of real estate reflation may vary dramatically in different cities or countries. This pace will be dependant upon many factors, including local property supply and demand levels, indigenous lease structures, and the rate of regional economic growth. The question of when economic demand recovers is central to how the next property cycle begins to unfold.

REAL ESTATE EQUITIES: PORTFOLIO SELECTION

     Real estate securities have been bedeviled by both the soft fundamentals of the asset class and the uncertainty of the equity markets. Thus, they are alternately beneficiaries or victims of the markets sentiment dancing between the current downturn and a future recovery. The crosscurrents of unprecedented liquidity fueling an economic expansion versus the creeping deflationary tide of satiated demand and more prudent balance sheet management may take several more quarters to play out. Meanwhile, these forces are influencing the cyclical nature of real estate. Alpine believes that portfolio construction during such periods of opposing trends necessitates a balanced approach that favors each potential direction in light of the portfolio's risk/return parameters and other requirements such as income yield. In this context, Alpine has examined its real estate equity investment universe in terms of (1) early cycle beneficiaries of recovery, (2) late cycle stable performers in a continued slowdown, and (3) unsuitable companies due to uncertain operating or financial situations.

     Many early cycle companies in the lodging and home building industries are currently trading at sharply lower valuations than last summer. This contrasts with New York City office REITs which are trading near recent highs. Clearly the stock market will pay a premium for stability and predictability today, but is avoiding what may well be a bargain in two years, but lacks visibility today. THE ALPINE U.S. REAL ESTATE EQUITY FUND has historically been willing to absorb short-term share price volatility in return for deeply undervalued investment opportunities. So too will THE ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND also seek deep value situations, although they tend to be less concentrated due to the higher number of holdings spread across sixteen to twenty countries, which serves to lower volatility. THE ALPINE REALTY INCOME & GROWTH FUND on the other hand has been less volatile due to its emphasis on stable income producing Real Estate Investment Trusts and its reduced focus on deeply undervalued opportunistic investments. As a consequence, roughly 22 percent of its current portfolio is classified by Alpine as early cycle whereas the U.S. Real Estate Fund and International Real Estate Fund have invested approximately 60 percent and 55 percent of the respective portfolios in early cycle recovery plays. Naturally, each Fund's approach to balancing opportunity, volatility and risk/reward may shift as the direction of the economy changes. For now it appears that stock markets around the world are fueled with significant amounts of liquidity and investors desire not to miss a rebound. While Alpine's funds are actively participating in this rally, we are cautious that this may be an interim relief rally with another down-leg before the real recovery rally takes hold next year.

     Now that we have laid out our view of the complex issues which investors must navigate today amid an uncertain and unfamiliar financial landscape, the next section of this report will detail how each fund has been adjusted over the course of the past year and then we will provide closing comments with regard to the outlook for property shares in 2002.

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                                       -3-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                               ALPINE REALTY INCOME & GROWTH
                                                                    FUND CLASS Y SHARES             MORGAN STANLEY REIT INDEX
                                                               -----------------------------        -------------------------
12/29/98                                                                  10000.00                           10000.00
1/31/99                                                                   10250.00                            9889.00
4/30/99                                                                   11066.00                           10608.60
7/31/99                                                                   10984.00                           10297.40
10/31/99                                                                  10314.00                            9548.55
1/31/00                                                                   10652.00                            9759.94
4/30/00                                                                   11905.00                           10626.00
7/31/00                                                                   13519.00                           11986.50
10/31/00                                                                  12967.00                           11286.10
1/31/01                                                                   14553.00                           12352.90
4/30/01                                                                   14416.00                           12524.20
7/30/01                                                                   15440.00                           13284.10
10/31/01                                                                  14450.00                           12782.00

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The Morgan Stanley REIT Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                         COMPARATIVE TOTAL RETURNS AS OF 10/31/01
                                                                1 YEAR    SINCE INCEPTION+
------------------------------------------------------------------------------------------
Alpine Class Y                                                  11.44%         13.85%
Alpine Class B*                                                  5.48%         12.10%
------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                       13.25%          9.03%

     * REPRESENTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%.

+ Class Y shares commenced on December 29,1998. The performance of Class B shares from the period prior to their inception on February 18, 1999, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

Southeast              Mountain States   Pacific Southwest   New England   Central Plains     South       Midwest     Mid Atlantic
18                                   3                  23             6                3         9            11               23

Southeast              Pacific Northwest   International
18                                     3               1

[%GRAPH]                      SECTOR DISTRIBUTION*

Lodging                    Mortgage/Finance      Office          Retail           Other          Storage       Apartments
12                                        8          31              20               5                2               14

Lodging                     Health Care
12                                    8

TOP 10 HOLDINGS*

       1.  Equity Office Properties Trust            5.65%       6.  Simon Property Group, Inc.                3.24%
       2.  Vornado Realty Trust                      4.87%       7.  La Quinta Properties, Inc.                3.21%
       3.  Chelsea Property Group, Inc.              4.50%       8.  Anthracite Capital, Inc.                  3.18%
       4.  Universal Health Realty Income Trust      3.41%       9.  Developers Diversified Realty Corp.       3.16%
       5.  CBL & Associates Properties, Inc.         3.25%      10.  Roberts Realty Investors, Inc.            3.11%

* Portfolio holdings are subject to change.

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                                       -4-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

     The Alpine Realty Income & Growth Fund's Y shares increased in net asset value during the fiscal year to $11.92 from $11.43 which in combination with the four quarterly distributions aggregating $.81 produced a total return to shareholders of 11.44%. This performance compares to the 13.25% return of the RMS, and the 9.01%(1) average return of the 143 mutual funds tracked by Lipper Analytical Services, Inc. in the Real Estate Funds category. Over the measurement period closest to its inception, December 31, 1998 through October 31, 2001, the Fund achieved a total return of 13.20% on an annualized basis, which compares favorably to the 9.03% return of the RMS and ranks the Fund #2 among the 115 real estate mutual funds tracked by Lipper which averaged 7.56%.

(2)During the year, the Alpine Realty Income & Growth Fund embraced a more conservative bias, as it became apparent that the onset of economic recovery would occur later than sooner. Increased emphasis was placed on the income portion of our total return objectives with less reliance on growth, evidenced by the portfolio shift from an approximately 12.5% non-REIT weighting at the beginning of the year to less than 2% at the end. Investment shifts also targeted areas that could benefit from the significant drop in treasury yields and the steepening yield curve.

     The most significant sector change was a nearly 50% decrease in exposure to the economically sensitive lodging group. Due to concerns of slowing room demand, the Fund's hotel investment, which accounted for 22.1% of assets at the beginning of the year, was gradually reduced and stood at 11.3% immediately prior to the events of September 11. Post September 11, hotel securities' valuations plummeted. While La Quinta Properties, Inc. and Hospitality Properties Trust produced attractive returns of 23% and 28% respectively, other investments were significantly impacted by the September 11 events. Though our shares in Meristar Hospitality Corp., Innkeepers USA Trust, and Host Marriott had positive returns ranging from 13.6% to 17.8% immediately prior to September 11, the three companies suffered an average 43.8% decline in price by the end of October. Meristar Hotels and Resorts, Inc. declined 50.7% over the same period. During this period, the Fund eliminated its investment in Host Marriott and significantly reduced its investment in Meristar Hotels & Resorts, but took advantage of the collapse in valuations to add new positions in Starwood Hotels and Resorts and RFS Hotel Investors and to increase our shares in Meristar Hospitality. Hotel investment at the end of the year stood at 12% in aggregate.

     Proceeds from the reduction in lodging holdings allowed increases in investment in mortgage/finance and healthcare REITs as well as in preferred securities, all having high current yields that were particularly attractive. The Fund added to its investment in two real estate finance REITs, iStar Financial, Inc. and Anthracite Capital, Inc. a top ten holding. Anthracite Capital, Inc. was the Fund's top performer during the year generating a total return of approximately 54%.

     The Fund also made new investments in the healthcare REITs, Healthcare Realty Trust, Inc., Nationwide Health Properties, Inc., and Universal Health Realty Income Trust, whose improving underlying fundamentals and high dividend yields generated attractive returns. Additionally, the Fund increased its weighting in preferred securities to approximately 7% from 3% primarily through the addition of shares in the 9.00% Series A issue of La Quinta Properties, Inc. a turnaround situation discussed in the Fund's April Semi-Annual report. The La Quinta Properties, Inc. investment returned 23% for the Fund despite the collapse in most lodging related securities after September 11.

     Other top returning investments included Chelsea Property Group, Inc., which delivered a 49.5% return and CBL Associates Properties, Inc. and Simon Property Group, Inc., which returned 36.1% and 33.5% respectively, during the year. Shares in Developers Diversified Realty Corp., a national owner/developer of community and power centers, were added during the year and produced a 29.9% return. All four retail center companies were among the Fund's top ten holdings at the end of the year.

---------------

1 The Lipper Real Estate Funds Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

2 The Alpine Realty Income & Growth Fund was ranked #2 out of 115 real estate mutual funds based on 13.20% for the period from January 1, 1999 to October 31, 2001 according to Lipper Analytical Services, Inc. Lipper Analytical Services, Inc. is an independent organization that compiles performance data on investment companies. Rankings stated are for the Y share class only, other classes may vary.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE      LIPPER REAL ESTATE FUNDS
                                                         EQUITY                SECURITIES TR INDEX               AVERAGE
                                                 -----------------------      --------------------      ------------------------
9/03/93                                                   10000                       10000                       10000
9/30/93                                                   10350                       10455                       10433
12/31/93                                                  10760                        9704                       10048
3/31/94                                                   10901                        9922                       10047
6/30/94                                                   10117                       10040                        9660
9/30/94                                                   10117                        9888                        9836
12/31/94                                                   9591                        9863                        9829
3/31/95                                                    9674                        9900                        9537
6/30/95                                                   10839                       10331                       10054
9/30/95                                                   11900                       10821                       10552
12/31/95                                                  12869                       11209                       10938
3/31/96                                                   13085                       11582                       11150
6/30/96                                                   13601                       12236                       11669
9/30/96                                                   13515                       12959                       12151
12/31/96                                                  15758                       15342                       14105
3/31/97                                                   16229                       15624                       14224
6/30/97                                                   18721                       16342                       14848
9/30/97                                                   24151                       18406                       16469
12/31/97                                                  24490                       18379                       16706
3/31/98                                                   25876                       18241                       16679
6/30/98                                                   24184                       17404                       16041
9/30/98                                                   18189                       15323                       14299
12/31/98                                                  19345                       15177                       14313
3/31/99                                                   17446                       14651                       13733
6/30/99                                                   19860                       16206                       15322
9/30/99                                                   16298                       14659                       14079
12/31/99                                                  15994                       14693                       14156
3/31/00                                                   16033                       15106                       14307
6/30/00                                                   17358                       16927                       15736
9/30/00                                                   19934                       18360                       16988
12/31/00                                                  19522                       19218                       17607
3/31/01                                                   20964                       19020                       17421
6/30/01                                                   23143                       21101                       19199
9/30/01                                                   19978                       20134                       18376
10/31/01                                                  19934                       19381                       17859

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Funds Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire Real Estate Securities Index and Lipper Real Estate Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                            COMPARATIVE TOTAL RETURNS AS OF 10/31/01
                                                            1 YEAR     5 YEAR    SINCE INCEPTION+
-------------------------------------------------------------------------------------------------
Alpine Class Y                                               5.86%      7.66%         8.82%
Alpine Class B*                                             -0.15%      6.27%         7.92%
-------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index                       10.24%      7.79%         8.44%
Lipper Real Estate Funds Average                             9.01%      7.06%         7.03%

     * REPRESENTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%.

+ Class Y shares commenced on September 3, 1993. The performance of Class B shares from the period prior to their inceptions on March 7, 1995, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

Southeast              Mountain States   Pacific Southwest   New England   Central Plains     South       Midwest     Mid Atlantic
12                                   7                  24            11                3        15             6               17

Southeast              Pacific Northwest     Canada
12                                     4          1

[%GRAPH]                      SECTOR DISTRIBUTION*

HOMEBUILDER                   LODGING         OFFICE          RETAIL           OTHER        APARTMENTS       OPERATING
-----------                   -------         ------          ------           -----        ----------       ---------
27                              20              19              17              14               1               1

HOMEBUILDER                    LAND
-----------                    ----
27                               1

TOP 10 HOLDINGS*

       1.  La Quinta Properties, Inc.                6.34%       6.  MeriStar Hospitality Corp.                4.69%
       2.  Chelsea Property Group, Inc.              5.93%       7.  Hilton Hotels Corp.                       4.64%
       3.  Pulte Homes, Inc.                         5.61%       8.  Impac Mortgage Holdings Corp.             4.63%
       4.  Alexander's, Inc.                         5.40%       9.  Vornado Realty Trust                      3.72%
       5.  KB HOME                                   4.70%      10.  Price Legacy Corp.                        3.43%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

     The Alpine U.S. Real Estate Equity Fund produced total returns for the one-month transition and twelve-month periods ended October 31, 2001 of -0.22% and 5.86% respectively. The Fund's performance between September 10 and October 31 was -7.26%, reflecting the markets concern over prospects for both homebuilders and hoteliers. It should be noted that subsequent to this reporting period the performance of both categories have rebounded in anticipation of economic recovery in 2002.

     Following the September 11 attacks the Fund's existing positions in hotel stocks and builders experienced significant declines. We took the opportunity to upgrade the portfolio with both new and enlarged investments in top companies, at marked down prices. New positions include Boston Properties, Hilton Hotels, Meristar Hospitality, and Security Capital Group. We believe the benefits of this repositioning started to come through in November. Using September 30, 2000 (the old fiscal year-end) as our reference, only two of the of the top 10 holdings remain; number two, Chelsea Property Group, Inc. the premier outlet mall owner and number four, Alexander's, Inc., the New York City retail and office development play. Top holding, La Quinta Properties, Inc., was a small position under the name of its predecessor, Meditrust before appreciating 82.1% over the 13 months. The major adjustments to the portfolio included an increase in REIT holdings from 32.6% to 45.0% in order to provide more yield to the portfolio. This also reflected a greater focus on stable office owners in midtown New York City and Washington, D.C., aggregating almost 14% of holdings. This shift to increase late cycle performers was designed to balance increased opportunistic investments in depressed recovery situations, most notably hotels. The Fund's weighting in lodging increased from 10.1% last year to 23.5% by October 31.

     Homebuilders weighed in at 29.7% last year versus 26.9% this year. This reflected our caution over layoffs and consumer confidence in early October. After the fiscal year, strengthening sales in November for most public builders has given support to the view that this will be the first recession in memory in which homebuilding remained strong.

     This year the Fund continued to benefit from takeover activity. In the spring, Hovnanian Enterprises, Inc. acquired Washington Homes and by summer Pulte Homes, Inc. acquired Del Webb, the largest builder of active adult communities. While dozens of stocks owned by this Fund have been taken over during the eight years since inception, this implicit recognition of value is only part of how the Fund seeks to generate long-term gains for shareholders. We also search for overlooked companies and for investment themes that the market does not see.

     Out of the 151 real estate mutual funds and related classes tracked by Lipper Analytic Services, Inc. no other portfolio has historically resembled this Fund. The greater breadth of its investment universe and its modest correlation with REIT indices, which are slavishly followed by 98% of other funds, mark the Alpine U.S. Real Estate Equity Fund as a unique portfolio. As a result, this fund is able to scan a larger universe for opportunity and invest with few constraints.

     We recognize that each type of company and property sector possess attributes, both good and bad, which vary in importance at different times in the business cycle. However, we believe the stock market does not always focus on the correct attribute. In this context, we wish to highlight the Fund's consistently high proportion of homebuilders in the portfolio since 1997. Despite our correct anticipation of strong -- indeed record near record -- fundamentals for the past four years, homebuilder shares have gained under 5% annualized yet are trading near their lowest price/earnings ratios when compared to the broad market over the past thirty years. Thus, we are pleased that 'sell side' analysts are increasingly suggesting what has been termed a "Paradigm Shift" by Salomon Smith Barney as to how these companies should be valued.

     As long as we see the prospect for these or any other type of real estate company to produce either industry leading earnings growth or superior return on invested capital, at reasonable valuations, then we will stick to our guns in spite of short-term volatility or returns atypical for our peer group. Our experience suggests that over time, value will be recognized and rewarded by the stock market.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                ALPINE INTERNATIONAL REAL     SALOMON SMITH BARNEY        GPR GENERAL PROPERTY
                                                         ESTATE                GLOBAL EQUITY INDEX       SECURITIES INDEX-GLOBAL
                                                -------------------------     --------------------       -----------------------
10/30/91                                                  10000                        10000                      10000
1/31/92                                                   10536                         9563                       9895
4/30/92                                                    9687                      8748.23                       9111
7/31/92                                                    9420                      8651.13                       9399
10/31/92                                                  10223                      8528.28                       9306
1/31/93                                                   11364                      8335.54                       9300
4/30/93                                                   13203                      10829.5                      11177
7/31/93                                                   14082                      11231.3                      11389
10/31/93                                                  16024                      13351.8                      12953
1/31/94                                                   17156                        15946                      14738
4/30/94                                                   16115                      13970.3                      13725
7/31/94                                                   15526                      14207.8                      13980
10/31/94                                                  15595                      14372.6                      14026
1/31/95                                                   13453                      12116.1                      12674
4/30/95                                                   13234                      12995.8                      13410
7/31/95                                                   15300                      14335.6                      14167
10/31/95                                                  14085                      13680.5                      13696
1/31/96                                                   15312                      15758.6                      14828
4/30/96                                                   15944                      16302.2                      15329
7/31/96                                                   15531                      15853.9                      15290
10/31/96                                                  14960                      17436.1                      16311
1/31/97                                                   15606                      18463.1                      16895
4/30/97                                                   13853                      17892.6                      16189
7/31/97                                                   15873                      19860.8                      17558
10/31/97                                                  15788                      15425.9                      15285
1/31/98                                                   16774                      13548.5                      14138
4/30/98                                                   18564                      14476.6                      14601
7/31/98                                                   17358                      11675.4                      12688
10/31/98                                                  15776                      12743.7                      13210
1/31/99                                                   16353                      12663.4                      12994
4/30/99                                                   17888                      14675.6                      14455
7/31/99                                                   17864                      14900.2                      14418
10/31/99                                                  16121                      13918.2                      13349
1/31/00                                                   15239                      14135.4                      13066
4/30/00                                                   15154                      13750.9                      13162
7/31/00                                                   15998                        14371                      14131
10/31/00                                                  15570                      14080.8                      13678
1/31/01                                                   17624                        15510                      15218
4/30/01                                                   16658                      14587.1                      14794
7/31/01                                                   17331                      14378.5                      15095
10/31/01                                                  15093                      13448.2                      14318

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the International Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The GPR General Property Securities Index - Global is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. Investors cannot directly invest in an index.

The Salomon Smith Barney BMI World (ex U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. Investors cannot directly invest in an index.

                          COMPARATIVE TOTAL RETURNS AS OF 10/31/01
                                                                1 YEAR    5 YEAR    10 YEAR+
--------------------------------------------------------------------------------------------
Alpine Class Y                                                  -3.06%     0.18%     4.20%
Alpine Class B*                                                 -8.75%    -1.17%     3.56%
--------------------------------------------------------------------------------------------
GPR General Property Securities Index - Global                   4.68%    -2.57%     3.65%
Salomon Smith Barney BMI World (ex U.S.) Property Index         -4.49%    -5.06%     3.01%

     * REPRESENTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%.

+ Class Y shares commenced on February 1, 1989. The performance of Class B shares from the period prior to their inceptions on February 8, 1995, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

EUROPE                                                    ASIA                    NORTH AMERICA               SOUTH AMERICA
------                                                    ----                    -------------               -------------
35                                                         34                          28                           3

[%GRAPH]                      SECTOR DISTRIBUTION*

Residential                              Lodging             Office              Retail            Industrial
20                                            27                 31                  16                     4

Residential                               Other
20                                            2

TOP 10 HOLDINGS*

       1.  Kiwi Income Property Trust                7.11%       6.  Mirvac Group                              3.82%
       2.  Alexander's, Inc.                         5.45%       7.  Unibail                                   3.76%
       3.  Inmobiliara Colonial SA                   4.01%       8.  Societe Du Louvre                         3.29%
       4.  Sol Melia SA                              3.99%       9.  Fairmont Hotels & Resorts, Inc.           3.16%
       5.  Euro Disney SCA                           3.99%      10.  Metrovacesa SA                            2.74%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

     The Alpine International Real Estate Equity Fund declined by 3.06% for the year ended October 31, 2001. This compares well with our benchmark Salomon Smith Barney BMI World (ex U.S.) Property Index, which fell by 4.49%. The GPR General Property Securities Index - Global ("GPR") grew by 4.68% due to its 50% weighting in the better performing U.S. market, versus the Fund's 11.8% year-end weighting. The SEC mandated limit of 20% domestic holdings for international funds makes the GPR a poor match, so we will discontinue its use in future reports.

     The events of September 11 particularly impacted the lodging sector. The Fund's hotel stock holdings rose from 20% last year to 27% as of this October, as the Fund made new purchases at depressed prices. The overall economic climate also influenced where the Fund invested, as exposure to countries with growing tech-telecom-internet layoffs have generally been avoided. Thus, Swedish property stocks were reduced from 9.4% last year to 1%. The addition of hotels added to the Fund's exposure in Spain, to 17% from 8.6% last year. Beaten down hotel stocks also drew the Fund back to England and additional investments in Canada and France. That said, the portfolio's weighting in France was similar while Canada was reduced from 19% to 12.9%. Other major changes include lowering the U.S. from 14.8% to 11.8% and increasing Australia/New Zealand from 4.4% to 11.0% at year-end. In aggregate, these portfolio actions shifted the Funds balance from 38.4% in North and South America to 28.1% while Asia grew from 19.2% to 34.0%.

     The rationale for this shift is our belief that Asia's recession is near bottom. Japan's weighting, however, was not increased as the near term prospects remain clouded by political indecision. If the Japanese agree on a system which absorbs the non-performing loans of its banking system just as the RTC did with our S&L crisis a decade ago, then we will reconsider the prospects for a real estate renewal in the land of the rising sun. So far, the introduction of J-REITs has not been successful. Despite this gloom, the Fund's Japanese investments were all positive for the year with its largest holdings, Diamond City Co. Ltd. and Tachihi Enterprise Co. Ltd. gaining 134% and over 29% respectively. We will continue the dollar/yen hedge into 2002.

     In sleepy New Zealand, Kiwi Development Trust was acquired by Kiwi Income Property Trust, appreciating 36% this year in U.S. currency, plus producing a 5.5% dividend.

     As Thailand has emerged from its recession, property shares have begun to recover. Industrial estate operator, Saha Pathana Inter-Holding PCL rose by 36% and recent additions, Amarin Plaza PCL and Golden Land Property Development PCL, also hold promise. Singapore residential property prices appear to be bottoming, as do Hong Kong's, so new investments in likely beneficiaries have been established, after sector wide declines of 35% and 22%, respectively, during the year. After three to four years of tough times, these economies appear close to recovery.

     Europe is generally less depressed and more stable, excepting hotel stocks, but has additional downside if the economic slide continues. Currently, layoffs and corporate bankruptcies are less prominent than in the U.S., so the Fund remains selectively comfortable with office and retail holdings, principally in Paris and Barcelona. This has been balanced with lodging plays, such as Euro Disney SCA, Sol Melia SA and Milennium & Copthorne Hotels PLC. It should be noted that unique properties still hold appeal to acquirers. Filo in Spain is being acquired by ING Bank for its shopping mall development project in Bilbao.

     In South America, the Fund's assumption that Argentina would devalue its currency and thus stimulate its economy by last summer was clearly wrong. Since last October, shares in IRSA SA have lost over 60%. We still believe that a 30% currency devaluation could lead to a doubling of share prices, based on similar situations in Brazil, Mexico, and Turkey.

     North American holdings are balanced between stable income producing property companies such as H & R Real Estate Investment Trust, Alexander's, Inc. and Dundee Realty Corp., and recovery plays such as Starwood Hotels & Resorts Worldwide, Inc., Pulte Homes, Inc., and Fairmount Hotels and Resorts, Inc.

     Overall, this theme of balance is reflected in the growing representation of Asia in the portfolio as it is the region where we see the greatest recovery potential, while commercial property owners in North America and Europe offer more late cycle stability.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders       Alpine Real Estate Mutual Funds
--------------------------------------------------------------------------------
SUMMARY AND OUTLOOK

     With this report, we have tried to convey our view on (1) the current complex and unsettled economic environment, (2) the impact upon real estate either in a recovery or prolonged recession, (3) how the three different portfolios adapted to the challenges and opportunities of fiscal 2001, and (4) how we are balancing the risk/reward potential of these alternate outcomes in Alpine real estate securities portfolios.

     The year 2002 will hopefully unfold with greater clarity of direction. We remain cautious over the pace of any recovery despite the presence of required ingredients -- massive monetary stimulus, reduced commodity prices, and promised fiscal stimulus. The lack of corporate capital spending, excess manufacturing capacity and a highly leveraged consumer balance sheet might arguably take several years to redress. Even though the U.S. economy is most capable of leading a global recovery, we think these problems may limit its recovery potential relative to other regions, most notably Asia. Whereas the 1990's might have been the American decade, evidenced by our economic and cultural dominance, we may witness a gradual decline in primacy in future years. Investment implications both at home and abroad would suggest improving relative returns abroad and less opportunity here for high growth investments. This should be positive for cash flow producing total return equities like real estate.

     If our read on the economy is accurate, then same-store growth in rents and prices will be modest. However, the trend of consolidation and growing market share will enable corporate growth to continue for both builders and owners of residential and commercial property. Once growth does return, new, smaller companies will again add to public listings.

     The past decade has changed the landscape of publicly traded real estate. Most companies have moved away from an entrepreneurial base to embrace proper corporate governance, controls, and sound financial structures. Improved corporate disclosure and industry-wide information flow has created better self-regulation. This is not to say that companies will no longer suffer from a difficult environment, but the risk of implosion should be reduced. These changes have also opened the way for broadening the shareholder base of these companies. In the U.S., the inclusion of two REITs into the S&P 500(1) is only the beginning. We suspect that the relative performance of real estate equities in 2002 will be positive, furthering the continued transformation toward broader market interest and acceptance.

     We hope this report has been informative and we look forward to reporting on our progress in six months. Thank you for your interest and support.

Sincerely,

/s/ Samuel A. Lieber                       /s/ Robert W. Gadsen
Samuel A. Lieber                           Robert W. Gadsden
Co-Portfolio Manager                       Co-Portfolio Manager

---------------

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the 500 stocks' aggregate market value.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
Alpine Equity Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (three series constituting Alpine Equity Trust, hereafter referred to as the "Funds") at October 31, 2001, the results of their operations for each of the periods presented, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 21, 2001

--------------------------------------------------------------------------------

ALPINE REAL ESTATE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

                       SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ----------------------------------  ----------
REAL ESTATE INVESTMENT TRUSTS -- (82.9%)
Apartments -- (9.7%)
  2,000   Apartment Investment & Management
            Co..............................  $   83,940
  1,500   Archstone-Smith Trust.............      36,300
  6,600   Equity Residential Properties
            Trust...........................     171,270
 30,700   Roberts Realty Investors, Inc.....     250,205
 12,000   Town and Country Trust............     242,280
                                              ----------
                                                 783,995
                                              ----------
Diversified -- (4.9%)
 10,000   Vornado Realty Trust..............     392,000
                                              ----------
Health Care -- (7.6%)
  8,300   Healthcare Realty Trust, Inc......     224,100
  5,700   Nationwide Health Properties,
            Inc.............................     112,290
 11,000   Universal Health Realty Income
            Trust...........................     274,780
                                              ----------
                                                 611,170
                                              ----------
Lodging -- (5.9%)
  8,000   Hospitality Properties Trust......     198,480
  3,600   Innkeepers USA Trust..............      24,948
 14,000   MeriStar Hospitality Corp.........     133,000
 13,000   RFS Hotel Investors, Inc..........     120,250
                                              ----------
                                                 476,678
                                              ----------
Mortgage/Finance -- (6.1%)
 25,800   Anthracite Capital, Inc...........     256,452
 10,000   iStar Financial, Inc..............     233,000
                                              ----------
                                                 489,452
                                              ----------
Office -- Industrial Buildings -- (28.7%)
  6,100   Alexandria Real Estate Equities,
            Inc.............................     245,220
  2,100   AMB Property Corp.................      51,051
  7,000   Boston Properties, Inc............     247,450
 10,000   Duke-Weeks Realty Corp............     230,500
 15,983   Equity Office Properties Trust....     455,516
  7,900   Kilroy Realty Corp................     184,939
  3,000   Liberty Property Trust............      80,400
 11,800   Mission West Properties, Inc......     142,662
 82,300   Pacific Gulf Properties, Inc......     146,074
 10,200   ProLogis Trust....................     203,286
  5,300   PS Business Parks, Inc............     148,771
  5,000   Reckson Associates Realty Corp....     115,000
  2,200   Reckson Associates Realty Corp.,
            Class B.........................      53,086
                                              ----------
                                               2,303,955
                                              ----------
Retail Centers -- (18.4%)
    900   Alexander's, Inc. (b).............      54,189
  9,000   CBL & Associates Properties,
            Inc.............................     262,080
  8,100   Chelsea Property Group, Inc.......     362,880
 14,000   Developers Diversified Realty
            Corp............................     254,800
  6,800   Mills Corp........................     148,512
 47,600   Philips International Realty
            Corp............................     140,420
  9,500   Simon Property Group, Inc.........     261,250
                                              ----------
                                               1,484,131
                                              ----------

                       SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ----------------------------------  ----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Storage -- (1.6%)
  4,000   Public Storage, Inc...............  $  131,560
                                              ----------
          Total Real Estate Investment
            Trusts..........................   6,672,941
                                              ----------
COMMON STOCKS -- (1.9%)
Lodging -- (1.9%)
 36,800   MeriStar Hotels & Resorts, Inc.
            (b).............................      25,024
  5,900   Starwood Hotels & Resorts
            Worldwide, Inc..................     130,036
                                              ----------
          Total Common Stocks...............     155,060
                                              ----------
PREFERRED STOCK -- (7.1%)
Apartments -- (2.7%)
  7,100   Apartment Investment & Management
            Co., 9.00%, Series C............     173,453
  1,700   Associated Estates Realty, 9.75%,
            Series A........................      41,820
                                              ----------
                                                 215,273
                                              ----------
Lodging -- (3.2%)
 13,000   La Quinta Properties, Inc., 9.00%,
            Series A........................     258,570
                                              ----------
Mortgage/Finance -- (1.2%)
  7,500   CRIIMI MAE, Inc., 10.88%, Series
            B...............................      97,575
                                              ----------
          Total Preferred Stock.............     571,418
                                              ----------
SHORT-TERM INVESTMENTS -- (7.3%)
295,666.. SSGA Money Market Fund............     295,666
295,666.. SSGA U.S. Government Money Market
            Fund............................     295,666
                                              ----------
          Total Short-Term Investments......     591,332
                                              ----------
          Total Investments (Cost
            $7,249,160) (a) 99.2%              7,990,751
          Other assets in excess of
            liabilities 0.8%                      65,805
                                              ----------
          Total Net Assets 100.0%             $8,056,556
                                              ==========

---------------

(a) Cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE REAL ESTATE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (45.0%)
Diversified -- (4.2%)
 43,100   First Union Real Estate Equity &
            Mortgage Investments (b).......  $   106,457
 20,300   Vornado Realty Trust.............      795,760
                                             -----------
                                                 902,217
                                             -----------
Lodging -- (13.3%)
253,400   La Quinta Properties, Inc. (b)...    1,355,690
105,600   MeriStar Hospitality Corp. ......    1,003,200
 51,500   RFS Hotel Investors, Inc. .......      476,375
                                             -----------
                                               2,835,265
                                             -----------
Mortgage/Finance -- (5.6%)
134,600   Impac Mortgage Holdings, Inc. ...      989,310
  8,500   iStar Financial, Inc. ...........      198,050
                                             -----------
                                               1,187,360
                                             -----------
Office -- Industrial Buildings -- (7.2%)
  9,000   Alexandria Real Estate Equities,
            Inc. ..........................      361,800
 10,300   Boston Properties, Inc. .........      364,105
 30,500   Mission West Properties, Inc. ...      368,745
 19,700   Reckson Associates Realty
            Corp. .........................      453,100
                                             -----------
                                               1,547,750
                                             -----------
Retail Centers -- (14.7%)
 19,200   Alexander's, Inc. (b)............    1,156,032
 28,300   Chelsea Property Group, Inc. ....    1,267,840
238,211   Price Legacy Corp. (b)...........      733,690
                                             -----------
                                               3,157,562
                                             -----------
          Total Real Estate Investment
            Trusts.........................    9,630,154
                                             -----------
COMMON STOCKS -- (51.3%)
Ancillary Property Services -- (1.0%)
 23,490   Cypress Communications, Inc.
            (b)............................       40,638
 47,000   Kennedy-Wilson, Inc. (b).........      166,850
                                             -----------
                                                 207,488
                                             -----------

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Homebuilders -- (26.9%)
  9,500   Beazer Homes USA, Inc. (b).......  $   433,865
 35,900   Cavalier Homes, Inc. (b).........       78,262
 16,500   Crossmann Communities, Inc. .....      453,750
 48,600   Hovnanian Enterprises, Inc. --
            Class A (b)....................      568,620
 34,000   KB HOME..........................    1,004,700
 11,300   MDC Holdings, Inc. ..............      301,371
 10,800   Meritage Corp. (b)...............      476,280
 36,900   Pulte Homes, Inc. ...............    1,199,250
 10,000   Ryland Group, Inc. ..............      535,000
 24,400   Standard Pacific Corp. ..........      445,300
  8,200   Toll Brothers, Inc. (b)..........      255,512
                                             -----------
                                               5,751,910
                                             -----------
Lodging -- (10.2%)
116,000   Hilton Hotels Corp. .............      992,960
 33,000   John Q. Hammons Hotels, Inc.
            (b)............................      135,300
499,800   MeriStar Hotels & Resorts, Inc.
            (b)............................      339,864
 32,100   Starwood Hotels & Resorts
            Worldwide, Inc.................      707,484
                                             -----------
                                               2,175,608
                                             -----------
Real Estate Operating Companies -- (7.6%)
225,400   Crescent Operating, Inc. (b).....       38,318
 24,500   Security Capital Group, Inc.
            (b)............................      458,150
 28,800   TrizecHahn Corp. ADR.............      460,512
 36,900   Wellsford Real Properties, Inc.
            (b)............................      669,366
                                             -----------
                                               1,626,346
                                             -----------
Timber Land -- (2.3%)
 68,000   Louisiana-Pacific Corp...........      489,600
                                             -----------
 37,300   Miscellaneous Securities
            (3.3%).........................      716,187
                                             -----------
          Total Common Stocks..............   10,967,139
                                             -----------
SHORT-TERM INVESTMENTS -- (2.5%)
264,128   SSGA Money Market Fund...........      264,128
264,128   SSGA U.S. Government Money Market
            Fund...........................      264,127
                                             -----------
          Total Short-Term Investments.....      528,255
                                             -----------
          Total Investments
            (Cost $23,304,293) (a)98.8%       21,125,548
          Other assets in excess of
            liabilities 1.2%                     263,328
                                             -----------
          Total Net Assets.......... 100.0%  $21,388,876
                                             ===========

---------------

(a) Cost for federal income tax purposes is substantially the same.

(b) Represents non-income producing securities.

ADR -- American Depository Receipts

                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE REAL ESTATE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2001

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (98.0%)
ASIA -- (34.0%)
Australia -- (3.8%)
   500,000   Mirvac Group..................  $   971,353
                                             -----------
Hong Kong -- (6.2%)
   310,000   Harbour Centre Development....      191,762
   123,000   Henderson Land Development Co.
               Ltd. .......................      395,017
   480,000   Kerry Properties Ltd. ........      375,383
 4,424,000   Midland Realty Holdings
               Ltd. .......................      311,947
    72,000   Shangri-La Asia Ltd. .........       41,538
 1,000,000   Sino Land Co. Ltd. ...........      266,024
                                             -----------
                                               1,581,671
                                             -----------
Japan -- (6.3%)
    96,000   Diamond City Co. Ltd. ........      667,424
   100,410   Kansai Sekiwa Real Estate Co.
               Ltd. .......................      260,038
    80,000   Sankei Building Co. Ltd. .....      236,592
    20,000   Tachihi Enterprise Co.
               Ltd. .......................      425,636
                                             -----------
                                               1,589,690
                                             -----------
New Zealand -- (7.2%)
 4,656,435   Kiwi Income Property Trust....    1,807,263
                                             -----------
Philippines -- (1.9%)
 2,000,000   Ayala Land, Inc. .............      169,394
 4,000,000   Filinvest Land, Inc. (b)......       84,697
 5,000,000   Metro Pacific Corp. (b).......       18,768
13,625,000   SM Development Corp. .........      215,063
                                             -----------
                                                 487,922
                                             -----------
Singapore -- (3.2%)
   200,000   City Developments Ltd. .......      453,888
   625,000   Hersing Corp. Ltd. ...........       65,096
   235,000   Keppel Land Ltd. .............      185,502
   121,000   Marco Polo Developments
               Ltd. .......................      114,749
                                             -----------
                                                 819,235
                                             -----------
Thailand -- (5.4%)
 1,500,000   Amarin Plaza PCL (b)..........      268,396
   105,000   Central Pattana PCL...........       89,829
   178,600   Dusit Thani PCL...............      108,854
 1,200,000   Golden Land Property
               Development PCL (b).........      238,873
   400,000   Saha Pathana Inter-Holding
               PCL.........................      581,525
   195,000   Sammakorn PCL.................       88,319
                                             -----------
                                               1,375,796
                                             -----------
                                               8,632,930
                                             -----------
EUROPE -- (35.9%)
Denmark -- (1.6%)
    16,865   TK Development................      416,123
                                             -----------
Finland -- (1.8%)
   116,400   Sponda Oyj....................      456,043
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
EUROPE, CONTINUED:
France -- (11.8%)
     5,000   Club Mediterranee SA..........  $   157,526
 1,460,000   Euro Disney SCA (b)...........    1,012,528
     8,436   Simco Guaranteed Value
               Certificates (b)............       43,157
    16,293   Societe Du Louvre.............      836,449
    18,426   Unibail.......................      955,080
                                             -----------
                                               3,004,740
                                             -----------
Norway -- (1.5%)
   133,000   Choice Hotels Scandinavia ASA
               (b).........................      374,376
                                             -----------
Spain -- (17.0%)
   300,000   Filo SA (b)...................      537,697
    92,245   Inmobiliaria Colonial SA......    1,017,754
    48,713   Inmobiliaria Urbis SA.........      182,078
    52,136   Metrovacesa SA................      696,843
    25,000   NH Hoteles SA (b).............      231,696
   149,255   Sol Melia SA..................    1,014,939
   100,000   Vallehermoso SA...............      640,373
                                             -----------
                                               4,321,380
                                             -----------
Sweden -- (1.0%)
    36,800   Pandox AB.....................      245,684
                                             -----------
UNITED KINGDOM -- (1.2%)
   100,000   Millennium & Copthorne Hotels
               PLC.........................      317,040
                                             -----------
                                               9,135,386
                                             -----------
NORTH & SOUTH AMERICA -- (28.1%)
Argentina -- (1.4%)
   321,038   IRSA Inversiones y
               Representaciones SA (b).....      247,286
    14,977   IRSA Inversiones y
               Representaciones SA, GDR
               (b).........................      116,072
                                             -----------
                                                 363,358
                                             -----------
Canada -- (12.9%)
    17,000   Boardwalk Equities, Inc. .....      116,683
   185,100   Clublink Corp. (b)............      600,823
    62,262   Dundee Realty Corp. (b).......      474,833
    45,000   Fairmont Hotels & Resorts,
               Inc. (b)....................      801,809
    86,600   H&R Real Estate Investment
               Trust.......................      684,460
    35,700   Trizec Hahn Corp. ADR.........      570,843
                                             -----------
                                               3,249,451
                                             -----------
Mexico -- (2.0%)
    70,000   Grupo Posadas SA, Class A
               (b).........................       45,396
   715,000   Grupo Posadas SA, Class L
               (b).........................      463,683
                                             -----------
                                                 509,079
                                             -----------
United States -- (11.8%)
    23,000   Alexander's, Inc. (b).........    1,384,829
    37,700   La Quinta Properties, Inc.
               (b).........................      201,695
    12,500   MeriStar Hospitality Corp. ...      118,750
   191,500   MeriStar Hotels & Resorts,
               Inc. (b)....................      130,220
    31,001   Price Legacy Corp. (b)........       95,483

                                   Continued
--------------------------------------------------------------------------------

ALPINE REAL ESTATE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                OCTOBER 31, 2001

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
United States, continued:
    14,100   Pulte Homes, Inc. ............  $   458,250
     9,600   Standard Pacific Corp. .......      175,200
    20,000   Starwood Hotels & Resorts.....      440,800
             Worldwide, Inc................    3,005,227
                                             -----------
                                               7,127,115
                                             -----------
             Total Common Stocks...........   24,895,431
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
SHORT-TERM INVESTMENTS -- (3.3%)
United States -- (3.3%)
   415,766   SSGA Money Market Fund........  $   415,766
   415,766   SSGA U.S. Government Money
               Market Fund.................      415,765
                                             -----------
             Total Short-Term
               Investments.................      831,531
                                             -----------
             Total Investments (Cost
               $31,220,473) (a)101.3%         25,726,962
             Liabilities in excess of other
               assets(1.3)%                     (320,639)
                                             -----------
             Total Net Assets....... 100.0%  $25,406,323
                                             ===========

---------------

Forward Currency Contracts:

                                                                 DELIVERY    CONTRACT    CONTRACT VALUE
                                                     POSITION      DATE       PRICE      (U.S. DOLLARS)    APPRECIATION
                                                     --------    --------    --------    --------------    ------------
Japanese Yen.......................................  Short       11/5/01      120.40       $1,566,445        $25,772
                                                                                                             -------
Net unrealized appreciation on forward currency
  contracts........................................                                                          $25,772
                                                                                                             =======

(a) Cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.

ADR -- American Depository Receipts
GDR -- Global Depository Receipts
PLC  -- Public Limited Company
PCL  -- Public Company Limited

                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE REAL ESTATE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

                                                        REALTY                           INTERNATIONAL
                                                    INCOME & GROWTH   U.S. REAL ESTATE    REAL ESTATE
                                                         FUND           EQUITY FUND       EQUITY FUND
                                                    ---------------   ----------------   -------------
ASSETS:
  Investments, at value (cost $7,249,160;
     $23,304,293; and $31,220,473,
     respectively)...............................     $7,990,751        $21,125,548       $25,726,962
  Cash...........................................             --            149,940                --
  Foreign currency, at value (cost $22,551)......             --                 --            19,336
  Dividends receivable...........................          8,165             20,899             2,185
  Receivable for capital shares issued...........          2,605                 --                --
  Receivable for investment securities sold......        175,889            298,498         2,226,693
  Unrealized appreciation on forward currency
     contracts...................................             --                 --            25,772
  Receivable from investment advisor.............          3,587              9,883            11,742
  Reclaims receivable............................             --                 --             9,604
  Prepaid expenses and other assets..............          8,973             13,660            23,676
                                                      ----------        -----------       -----------
     Total assets................................      8,189,970         21,618,428        28,045,970
                                                      ----------        -----------       -----------
LIABILITIES:
  Payable for investment securities purchased....        115,743            152,033         1,728,033
  Payable for capital shares redeemed............             --             11,237           853,430
  Accrued expenses and other liabilities:
     Investment advisory fees....................             --             18,398            22,272
     Administration fees.........................          3,889             10,688            12,736
     Distribution fees...........................              5              1,780                53
     Other.......................................         13,777             35,416            23,123
                                                      ----------        -----------       -----------
     Total liabilities...........................        133,414            229,552         2,639,647
                                                      ----------        -----------       -----------
NET ASSETS.......................................     $8,056,556        $21,388,876       $25,406,323
                                                      ==========        ===========       ===========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value....     $       68        $       159       $       206
  Additional paid-in-capital.....................      7,256,464         27,587,574        31,332,594
  Accumulated net investment income..............             --                 --           310,422
  Accumulated net realized gains (losses) from
     investments, short sales, and forward
     exchange transactions.......................         58,433         (4,020,112)         (764,315)
  Unrealized appreciation (depreciation) from
     investments and forward exchange
     transactions................................        741,591         (2,178,745)       (5,472,584)
                                                      ----------        -----------       -----------
     TOTAL NET ASSETS............................     $8,056,556        $21,388,876       $25,406,323
                                                      ==========        ===========       ===========
NET ASSET VALUE
  Class B Shares*
     Net assets..................................     $    5,500        $ 2,074,900       $    61,980
     Shares of beneficial interest issued and
       outstanding...............................            461            162,690             5,306
     Net assets value............................     $    11.93        $     12.75       $     11.68
  Class Y Shares
     Net assets..................................     $8,051,056        $19,313,976       $25,344,343
     Shares of beneficial interest issued and
       outstanding...............................        675,456          1,426,669         2,053,443
     Net assets value............................     $    11.92        $     13.54       $     12.34

---------------

* Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE REAL ESTATE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                         PERIOD ENDED OCTOBER 31, 2001

                                             REALTY                                              INTERNATIONAL
                                         INCOME & GROWTH   U.S. REAL ESTATE   U.S. REAL ESTATE    REAL ESTATE
                                              FUND          EQUITY FUND(a)     EQUITY FUND(b)     EQUITY FUND
                                         ---------------   ----------------   ----------------   -------------
INVESTMENT INCOME:
  Interest income......................     $  1,475          $      --         $        --       $        18
  Dividend income (net of foreign
     withholding tax of $158; $0; and
     $72,680, respectively)............      494,057             34,980             401,087           574,777
                                            --------          ---------         -----------       -----------
     Total income......................      495,532             34,980             401,087           574,795
                                            --------          ---------         -----------       -----------
EXPENSES:
  Investment advisory fees.............       81,321             18,398             231,977           292,969
  Administration fees..................       33,565              8,406              95,191           121,012
  Distribution fees -- Class B.........           42              1,335              17,548               597
  Shareholder servicing fees -- Class
     A*................................           16                 --               2,166               173
  Shareholder service -- Class B.......           14                445               5,849               199
  Fund accounting fees.................        3,105                234               2,778             7,820
  Audit fees...........................       19,962                485              34,620            25,671
  Custodian fees.......................        8,327              1,880              23,747            29,144
  Interest expense.....................        9,051                497              19,667            32,828
  Legal fees...........................        5,373              5,435               3,783            16,983
  Registration and filing fees.........       25,620              5,159              29,954            40,838
  Printing fees........................       14,758                933              18,984            15,154
  Transfer agent fees..................        2,954              2,570              18,654            17,953
  Trustee fees.........................        2,526                754               6,829             9,360
  Other fees...........................        4,226                500              13,205            18,335
                                            --------          ---------         -----------       -----------
Total expenses before fee reductions...      210,860             47,031             524,952           629,036
  Expenses voluntarily reduced by
     Investment Advisor................      (96,182)            (4,175)            (41,836)          (53,628)
                                            --------          ---------         -----------       -----------
       Net expenses....................      114,678             42,856             483,116           575,408
                                            --------          ---------         -----------       -----------
Net investment income (loss)...........      380,854             (7,876)            (82,029)             (613)
                                            --------          ---------         -----------       -----------
REALIZED/UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gains from investments,
     short sales, and forward exchange
     transactions......................      204,194            361,605           2,518,824           674,636
  Change in unrealized
     appreciation/depreciation from
     investments and forward exchange
     transactions......................      240,146           (412,841)         (2,586,981)       (1,310,244)
                                            --------          ---------         -----------       -----------
Net realized/unrealized gains (losses)
  from investments, short sales, and
  forward exchange transactions........      444,340            (51,236)            (68,157)         (635,608)
                                            --------          ---------         -----------       -----------
Change in net assets resulting from
  operations...........................     $825,194          $ (59,112)        $  (150,186)      $  (636,221)
                                            ========          =========         ===========       ===========

---------------

*    Class A shares were merged into Class Y shares effective
     March 31, 2001.
(a)  For the period from October 1, 2001 to October 31, 2001.
(b)  For the period from October 1, 2000 to September 30, 2001.

                       See notes to financial statements.

ALPINE REAL ESTATE MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                  REALTY INCOME & GROWTH FUND                       U.S. REAL ESTATE EQUITY FUND
                              -----------------------------------   -------------------------------------------------------------
                                 YEAR ENDED         YEAR ENDED         PERIOD ENDED           YEAR ENDED           YEAR ENDED
                              OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001(a)   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                              ----------------   ----------------   -------------------   ------------------   ------------------
OPERATIONS:
  Net investment income
    (loss)..................     $  380,854         $  336,702          $    (7,876)         $   (82,029)         $   (130,085)
  Net realized gains
    (losses) from
    investments, short
    sales, and forward
    exchange transactions...        204,194             44,409              361,605            2,518,824            (2,512,267)
  Change in unrealized
   appreciation/depreciation
    from investments and
    forward exchange
    transactions............        240,146            765,081             (412,841)          (2,586,981)            6,434,422
                                 ----------         ----------          -----------          -----------          ------------
  Change in net assets
    resulting from
    operations..............        825,194          1,146,192              (59,112)            (150,186)            3,792,070
                                 ----------         ----------          -----------          -----------          ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Distributions to Class A
    Shareholders:
    From net investment
      income................           (533)              (144)                  --                   --                    --
    From net realized gains
      from investments,
      short sales, and
      forward exchange
      transactions..........             --                 (1)                  --                   --                    --
    Tax return of capital...             --                 (4)                  --                   --                    --
  Distributions to Class B
    shareholders:
    From net investment
      income................           (315)               (94)                  --                   --                    --
    From net realized gains
      from investments,
      short sales, and
      forward exchange
      transactions..........             --                 (1)                  --                   --                    --
    Tax return of capital...             --                 (2)                  --                   --                    --
  Distributions to Class Y
    shareholders:
    From net investment
      income................       (525,767)          (430,989)                  --                   --                    --
    From net realized gains
      from investments,
      short sales, and
      forward exchange
      transactions..........             --             (4,383)                  --                   --                    --
    Tax return of capital...             --            (11,011)                  --                   --                    --
                                 ----------         ----------          -----------          -----------          ------------
  Change in net assets
    resulting from
    distributions to
    shareholders............       (526,615)          (446,629)                  --                   --                    --
                                 ----------         ----------          -----------          -----------          ------------
SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS:
  Proceeds from shares
    sold....................        297,353          2,710,523               47,458            5,042,844             4,752,839
  Proceeds from shares
    issued in connection
    with exchange from Class
    A.......................         17,063                 --                   --            4,789,939                    --
  Proceeds from shares
    issued in connection
    with exchange from Class
    C.......................             --                 --                   --                   --             1,446,851
  Dividends reinvested......        310,669            267,954                   --                   --                    --
  Cost of shares redeemed...       (122,373)          (249,231)            (331,185)          (5,344,739)          (10,359,089)
  Cost of shares redeemed in
    connection with exchange
    to Class A..............             --                 --                   --                   --            (1,446,851)
  Cost of shares redeemed in
    connection with exchange
    to Class Y..............        (17,063)                --                   --           (4,789,939)                   --
                                 ----------         ----------          -----------          -----------          ------------
  Change in net assets from
    shares of beneficial
    interest transactions...        485,649          2,729,246             (283,727)            (301,895)           (5,606,250)
                                 ----------         ----------          -----------          -----------          ------------
      Total change in net
         assets.............        784,228          3,428,809             (342,839)            (452,081)           (1,814,180)
                                 ----------         ----------          -----------          -----------          ------------
NET ASSETS:
  Beginning of period.......      7,272,328          3,843,519           21,731,715           22,183,796            23,997,976
                                 ----------         ----------          -----------          -----------          ------------
  End of period.............     $8,056,556         $7,272,328          $21,388,876          $21,731,715          $ 22,183,796
                                 ==========         ==========          ===========          ===========          ============

---------------
(a) For the period from October 1, 2001 to October 31, 2001.

                       See notes to financial statements.

ALPINE REAL ESTATE MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL REAL ESTATE
                                                                          EQUITY FUND
                                                              -----------------------------------
                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                              ----------------   ----------------
OPERATIONS:
  Net investment loss.......................................    $       (613)      $  (339,566)
  Net realized gains (losses) from investments, short sales,
    and forward exchange transactions.......................         674,636          (487,590)
  Change in unrealized appreciation/depreciation from
    investments and forward exchange transactions...........      (1,310,244)         (325,192)
                                                                ------------       -----------
  Change in net assets resulting from operations............        (636,221)       (1,152,348)
                                                                ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A Shareholders:
    From net investment income..............................              --              (320)
    From net realized gains from investments, short sales,
     and forward exchange transactions......................              --                --
    Tax return of capital...................................              --               (42)
  Distributions to Class B shareholders:
    From net investment income..............................              --                --
    From net realized gains from investments, short sales,
     and forward exchange transactions......................              --                --
    Tax return of capital...................................              --                --
  Distributions to Class Y shareholders:
    From net investment income..............................              --          (105,270)
    From net realized gains from investments, short sales,
     and forward exchange transactions......................              --                --
    Tax return of capital...................................              --           (13,900)
                                                                ------------       -----------
  Change in net assets resulting from distributions to
    shareholders............................................              --          (119,532)
                                                                ------------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      12,533,907         6,276,488
  Proceeds from shares issued in connection with exchange
    from Class A............................................         143,591                --
  Proceeds from shares issued in connection with exchange
    from Class C............................................              --            71,192
  Dividends reinvested......................................              --           115,753
  Cost of shares redeemed...................................     (16,345,314)       (8,971,346)
  Cost of shares redeemed in connection with exchange to
    Class A.................................................              --           (71,192)
  Cost of shares redeemed in connection with exchange to
    Class Y.................................................        (143,591)               --
                                                                ------------       -----------
  Change in net assets from shares of beneficial interest
    transactions............................................      (3,811,407)       (2,579,105)
                                                                ------------       -----------
      Total change in net assets............................      (4,447,628)       (3,850,985)
                                                                ------------       -----------
NET ASSETS:
  Beginning of period.......................................      29,853,951        33,704,936
                                                                ------------       -----------
  End of period.............................................    $ 25,406,323       $29,853,951
                                                                ============       ===========

ALPINE REAL ESTATE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1.   ORGANIZATION:

     Alpine Equity Trust (the "Trust") was organized in 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of three separate funds: Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (individually referred to as a "Fund" and collectively, "the Funds"). The Funds currently offer Class Y shares for sale to investors. The Funds' Class B shares are not currently offered except in connection with the reinvestment of dividends and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y (formerly Class
     A) shares after seven years from date of purchase. Class C shares were terminated effective April 30, 2000, and shareholders had the option to exchange Class C shares for Class A shares. Class A shares were terminated effective March 31, 2001, and shareholders had option to exchange Class A shares for Class Y shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A. VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

     D. SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions. As of October 31, 2001, there were no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Funds entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the Committed Line, which will be allocated among the Funds based upon their average net assets. As of October 31, 2001, the Funds had no outstanding borrowing and an unused Committed Line balance of $5,000,000. The Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund incurred interest expense under the terms of the Committed Line totaling $9,051; $497; and $32,828, respectively, for the fiscal year ended October 31, 2001.

     F. FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, annually to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

     distributions to shareholders, which exceed net investment income and net realized gains for tax purposes are reported as returns of capital.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of each Fund are allocated among the classes based of that Fund's shares on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Realty Income & Growth Fund and U.S. Real Estate Equity Fund may invest up to 35% and 15%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

        i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J. RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     K. FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     REALTY INCOME & GROWTH FUND

                                                                  YEAR ENDED            YEAR ENDED
                                                               OCTOBER 31, 2001      OCTOBER 31, 2000
                                                              ------------------   --------------------
                                                              SHARES    AMOUNT     SHARES      AMOUNT
                                                              ------   ---------   -------   ----------

    CLASS A
      Shares sold...........................................     366   $   4,492       939   $   10,926
      Shares issued in reinvestment of dividends............      42         495        13          130
      Shares redeemed in connection with exchange to Class
         Y..................................................  (1,464)    (17,063)       --           --
                                                              ------   ---------   -------   ----------
      Net change............................................  (1,056)    (12,076)      952       11,056
                                                              ------   ---------   -------   ----------
    CLASS B
      Shares sold...........................................      --          --       327        3,862
      Shares issued in reinvestment of dividends............      22         263         8           86
                                                              ------   ---------   -------   ----------
      Net change............................................      22         263       335        3,948
                                                              ------   ---------   -------   ----------
    CLASS Y
      Shares sold...........................................  23,228     292,861   246,834    2,695,735
      Shares issued in connection with exchange from Class
         A..................................................   1,464      17,063        --           --
      Shares issued in reinvestment of dividends............  25,720     309,911    25,429      267,738
      Shares redeemed.......................................  (9,700)   (122,373)  (25,345)    (249,231)
                                                              ------   ---------   -------   ----------
      Net change............................................  40,712     497,462   246,918    2,714,242
                                                              ------   ---------   -------   ----------
      Total net change......................................  39,678   $ 485,649   248,205   $2,729,246
                                                              ======   =========   =======   ==========

     U.S. REAL ESTATE EQUITY FUND

                                              PERIOD ENDED             YEAR ENDED               YEAR ENDED
                                           OCTOBER 31, 2001(a)     SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                           -------------------   ----------------------   ----------------------
                                           SHARES     AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
                                           -------   ---------   --------   -----------   --------   -----------

    CLASS A
      Shares sold........................       --   $      --        152   $     2,149     13,230   $   142,061
      Shares issued in connection with
         exchange from Class C...........       --          --         --            --     44,214     1,446,851
      Shares redeemed in connection with
         exchange to Class Y.............       --          --   (121,459)   (4,789,939)        --            --
      Shares redeemed....................       --          --    (25,053)     (319,283)  (112,462)   (1,193,633)
                                           -------   ---------   --------   -----------   --------   -----------
      Net change.........................       --          --   (146,360)   (5,107,073)   (55,108)      395,279
                                           -------   ---------   --------   -----------   --------   -----------
    CLASS B
      Shares sold........................       --          --      1,381        19,225      1,644        17,296
      Shares redeemed....................     (536)     (6,838)   (19,880)     (272,603)  (110,443)   (1,135,513)
                                           -------   ---------   --------   -----------   --------   -----------
      Net change.........................     (536)     (6,838)   (18,499)     (253,378)  (108,799)   (1,118,217)
                                           -------   ---------   --------   -----------   --------   -----------
    CLASS C
      Shares sold........................       --          --         --            --      2,578        26,373
      Shares redeemed....................       --          --         --            --    (79,033)     (812,439)
      Shares redeemed in connection with
         exchange to Class A.............       --          --         --            --    (45,549)   (1,446,851)
                                           -------   ---------   --------   -----------   --------   -----------
      Net change.........................       --          --         --            --   (122,004)   (2,232,917)
                                           -------   ---------   --------   -----------   --------   -----------
    CLASS Y
      Shares sold........................    3,457      47,458    334,399     5,021,470    423,606     4,567,109
      Shares issued in connection with
         exchange from Class A...........       --          --    119,497     4,789,939         --            --
      Shares redeemed....................  (23,980)   (324,347)  (328,014)   (4,752,853)  (674,669)   (7,217,504)
                                           -------   ---------   --------   -----------   --------   -----------
      Net changed........................  (20,523)   (276,889)   125,882     5,058,556   (251,063)   (2,650,395)
                                           -------   ---------   --------   -----------   --------   -----------
      Total net change...................  (21,059)  $(283,727)   (38,977)  $  (301,895)  (536,884)  $(5,606,250)
                                           =======   =========   ========   ===========   ========   ===========

---------------

     (a) For the period from October 1, 2001 to October 31, 2001.

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                      YEAR ENDED                YEAR ENDED
                                                   OCTOBER 31, 2001          OCTOBER 31, 2000
                                               ------------------------   ----------------------
                                                 SHARES       AMOUNT       SHARES      AMOUNT
                                               ----------   -----------   --------   -----------

     CLASS A
       Shares sold...........................          33   $       476      6,244   $    80,765
       Shares issued in connection with
          exchange from Class C..............          --            --      5,084        71,192
       Shares issued in reinvestment of
          dividends..........................          --            --         28           360
       Shares redeemed in connection with
          exchange to Class Y................     (11,690)     (143,591)        --            --
       Shares redeemed.......................      (1,049)      (14,641)   (24,417)     (308,630)
                                               ----------   -----------   --------   -----------
       Net change............................     (12,706)     (157,756)   (13,061)     (156,313)
                                               ----------   -----------   --------   -----------
     CLASS B
       Shares sold...........................          39           502        591         7,310
       Shares redeemed.......................      (4,017)      (50,228)    (7,180)      (88,401)
                                               ----------   -----------   --------   -----------
       Net changed...........................      (3,978)      (49,726)    (6,589)      (81,091)
                                               ----------   -----------   --------   -----------
     CLASS C
       Shares redeemed in connection with
          exchange to Class A................          --            --     (5,276)      (71,192)
                                               ----------   -----------   --------   -----------
       Net change............................          --            --     (5,276)      (71,192)
                                               ----------   -----------   --------   -----------
     CLASS Y
       Shares sold...........................     916,781    12,532,929    473,251     6,188,413
       Shares issued in connection with
          exchange from Class A..............      11,610       143,591         --            --
       Shares issued in reinvestment of
          dividends..........................          --            --      8,897       115,394
       Shares redeemed.......................  (1,199,179)  (16,280,445)  (659,735)   (8,574,316)
                                               ----------   -----------   --------   -----------
       Net changed...........................    (270,788)   (3,603,925)  (177,587)   (2,270,509)
                                               ----------   -----------   --------   -----------
       Total net change......................    (287,472)  $(3,811,407)  (202,513)  $(2,579,105)
                                               ==========   ===========   ========   ===========

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the fiscal period ended October 31, 2001 are as follows:

                                     PURCHASES        SALES
                                    -----------    -----------
Realty Income & Growth Fund.......  $11,838,606    $12,025,587
U.S. Real Estate Equity Fund......    2,056,891      2,845,730
International Real Estate Equity
  Fund............................   14,312,391     16,882,128

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group, Inc. serves as distributor of the Funds' shares. The Funds have adopted Distribution Plans for their Class A and Class B shares as allowed by Rule 12b-1 under the 1940 Act. Distribution Plans permit the Funds to bear costs

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

     relating to the distribution of their shares. Under the Plans, the Funds make payments to compensate BISYS LP for its services as distributor. Payments received by the distributor are used to compensate dealers who have sold Class A and Class B shares and who provide services to Class A and Class B shareholders. Pursuant to the Distribution Plans, BISYS LP is entitled to shareholder servicing fees equal to 0.25% of the average daily net assets of Class A and Class B shares. Class B shares also pay distribution fees equal to 0.75% of the average daily net assets. Distribution Plan fees are calculated daily and paid monthly, and are borne by the classes to which they relate.

     For the fiscal year ended October 31, 2001, BISYS LP received $246 from commissions earned on sales of shares, $241 of which was reallowed to affiliated broker/dealers of the Fund.

     Each of the Distribution Plans may be terminated at any time by vote of the Trustees of the Trust who are not "interested persons" as defined by the 1940 Act of the Trust, or by vote of a majority of the outstanding voting shares of the respective class. The Class A Distribution Plan was terminated effective March 31, 2001 in connection with the termination of Class A shares.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment advisor's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

First $750 million....................................  1.00%
Next $250 million.....................................  0.90%
Over $1 billion.......................................  0.80%

     Alpine is entitled to an annual fee based on the Fund's average daily net assets of 1.00% for the International Real Estate Equity Fund.

     Fees may be voluntarily reduced or reimbursed by Alpine to assist the Funds in maintaining competitive expense ratios.

     BISYS Fund Services Ohio, Inc. ("BISYS") is the Funds' administrator, fund accountant, transfer agent and dividend disbursing agent. In return for services as administrator, fund accountant, transfer agent, and dividend disbursing agent, BISYS earns a combined annual fee amounting to 0.23% of the Funds' average daily net assets subject to a minimum fee of $250,000 annually from the Funds. The shortfall in fees between those calculated based on the Funds' average daily net assets and the annual minimum amount is being reimbursed to the Funds voluntarily by Alpine.

     Officers of the Fund and affiliated Trustees receive no compensation from the Trust or the Trust Funds.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

                                   Continued

ALPINE REAL ESTATE MUTUAL FUNDS

                                OCTOBER 31, 2001

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     As of October 31, 2001 the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                        YEAR
                                           AMOUNT      EXPIRES
                                           ------      -------
U.S. Real Estate Equity Fund...........  $3,359,375     2007
U.S. Real Estate Equity Fund...........     554,156     2008
International Real Estate Equity
  Fund.................................     764,313     2008

     For corporate shareholders of the Realty Income & Growth Fund, 1.12% of the total ordinary income distributions paid during the fiscal year ended October 31, 2001, qualified for the corporate dividend received deduction.

ALPINE REAL ESTATE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    REALTY INCOME & GROWTH FUND
                                                              ---------------------------------------
                                                                 YEAR ENDED
                                                                OCTOBER 31,
                                                              ----------------       PERIOD ENDED
                                                               2001      2000     OCTOBER 31, 1999(a)
                                                              ------    ------    -------------------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........................  $11.44    $ 9.92          $ 9.99
                                                              ------    ------          ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    0.50      0.63            0.53(b)
  Net realized/unrealized gains (losses) from investments,
    short sales, and forward exchange transactions..........    0.69      1.69           (0.23)
                                                              ------    ------          ------
  Total from investment operations..........................    1.19      2.32            0.30
                                                              ------    ------          ------
LESS DISTRIBUTIONS:
  Net investment income.....................................   (0.70)    (0.77)          (0.37)
  Net realized gains from investments, short sales, and
    forward exchange transactions...........................      --     (0.01)             --
  Tax return of capital.....................................      --     (0.02)             --
                                                              ------    ------          ------
  Total distributions.......................................   (0.70)    (0.80)          (0.37)
                                                              ------    ------          ------
NET ASSET VALUE, END OF PERIOD..............................  $11.93    $11.44          $ 9.92
                                                              ======    ======          ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)..................   10.48%    24.41%           2.92%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $    6    $    5          $    1
  Ratio of expenses to average net assets...................    2.42%     2.51%           2.48%(d)
  Ratio of net investment income to average net assets......    3.69%     5.52%           6.94%(d)
  Ratio of expenses to average net assets (e)...............    3.60%     4.11%           5.18%(d)
  Ratio of interest expense to average net assets...........    0.11%     0.18%            N/A
  Portfolio turnover (f)....................................     149%      137%            159%

---------------

(a) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.
(b) Net investment income is based on average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                                                    REALTY INCOME & GROWTH FUND
                                                              ---------------------------------------
                                                                 YEAR ENDED
                                                                OCTOBER 31,
                                                              ----------------       PERIOD ENDED
                                                               2001      2000     OCTOBER 31, 1999(a)
                                                              ------    ------    -------------------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........................  $11.43    $ 9.90          $10.00
                                                              ------    ------          ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    0.59      0.67            0.64(b)
  Net realized/unrealized gains (losses) from investments,
    short sales, and forward exchange transactions..........    0.71      1.77           (0.32)
                                                              ------    ------          ------
  Total from investment operations..........................    1.30      2.44            0.32
                                                              ------    ------          ------
LESS DISTRIBUTIONS:
  Net investment income.....................................   (0.81)    (0.88)          (0.42)
  Net realized gains from investments, short sales, and
    forward exchange transactions...........................      --     (0.01)             --
  Tax return of capital.....................................      --     (0.02)             --
                                                              ------    ------          ------
  Total distributions.......................................   (0.81)    (0.91)          (0.42)
                                                              ------    ------          ------
NET ASSET VALUE, END OF PERIOD..............................  $11.92    $11.43          $ 9.90
                                                              ======    ======          ======
TOTAL RETURN................................................   11.44%    25.72%           3.14%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $8,051    $7,255          $3,842
  Ratio of expenses to average net assets...................    1.41%     1.49%           1.50%(d)
  Ratio of net investment income to average net assets......    4.68%     6.10%           7.76%(d)
  Ratio of expenses to average net assets (e)...............    2.59%     3.10%           4.18%(d)
  Ratio of interest expense to average net assets...........    0.11%     0.12%            N/A
  Portfolio turnover (f)....................................     149%      137%            159%

---------------

(a) For the period from December 29, 1998 (commencement of class operations) to October 31, 1999.
(b) Net investment income is based on average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE REAL ESTATE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          U.S. REAL ESTATE EQUITY FUND
                                                       -------------------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                          PERIOD ENDED       ---------------------------------------------
                                                       OCTOBER 31, 2001(a)    2001     2000    1999(b)   1998(b)   1997(b)
                                                       -------------------   ------   ------   -------   -------   -------

CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..................       $12.80          $12.89   $10.65   $12.12    $19.14    $12.41
                                                             ------          ------   ------   ------    ------    ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........................        (0.01)          (0.18)   (0.20)   (0.12)    (0.05)     0.02(c)
  Net realized/unrealized gains (losses) from
    investments, short sales, and forward exchange
    transactions......................................        (0.04)           0.09     2.44    (1.23)    (4.18)     8.49
                                                             ------          ------   ------   ------    ------    ------
  Total from investment operations....................        (0.05)          (0.09)    2.24    (1.35)    (4.23)     8.51
                                                             ------          ------   ------   ------    ------    ------
LESS DISTRIBUTIONS:
  Net investment income...............................           --              --       --       --     (0.11)    (0.20)(c)
  Net realized gains from investments, short sales,
    and forward exchange transactions.................           --              --       --    (0.11)    (2.68)    (1.58)
  Tax return of capital...............................           --              --       --    (0.01)       --        --
                                                             ------          ------   ------   ------    ------    ------
  Total distributions.................................           --              --       --    (0.12)    (2.79)    (1.78)
                                                             ------          ------   ------   ------    ------    ------
NET ASSET VALUE, END OF PERIOD........................       $12.75          $12.80   $12.89   $10.65    $12.12    $19.14
                                                             ======          ======   ======   ======    ======    ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)............        (0.39)%(d)      (0.70)%  20.92%  (11.28)%  (25.43)%   76.87%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...................       $2,075          $2,089   $2,343   $3,094    $6,352    $3,446
  Ratio of expenses to average net assets.............         3.23%(e)        2.97%    3.66%    3.61%     2.70%     2.52%
  Ratio of net investment income (loss) to average net
    assets............................................        (1.33)%(e)      (1.23)%  (1.51)%  (0.96)%   (0.42)%    0.12%
  Ratio of expenses to average net assets (f).........          N/A             N/A      N/A      N/A       N/A      2.51%
  Ratio of expenses to average net assets (g).........         3.46%(e)        3.16%    3.87%    3.61%     2.72%     3.24%
  Ratio of interest expense to average net assets.....         0.03%(e)         N/A     0.30%     N/A       N/A       N/A
  Portfolio turnover (h)..............................           10%            151%     143%      77%      138%      205%

---------------

(a)  For the period from October 1, 2001 to October 31, 2001.
(b) Net investment income is based on average shares outstanding during the period.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d)  Not Annualized.
(e)  Annualized.
(f) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(g)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                                                         U.S. REAL ESTATE EQUITY FUND
                                                     ---------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                        PERIOD ENDED       -----------------------------------------------
                                                     OCTOBER 31, 2001(a)    2001      2000     1999(b)   1998(b)   1997(b)
                                                     -------------------   -------   -------   -------   -------   -------

CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD................       $ 13.57         $ 13.54   $ 11.07   $ 12.47   $ 19.49   $ 12.56
                                                           -------         -------   -------   -------   -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)......................            --*          (0.04)    (0.06)    (0.02)     0.13      0.16(c)
  Net realized/unrealized gains (losses) from
    investments, short sales, and forward exchange
    transactions....................................         (0.03)           0.07      2.53     (1.26)    (4.32)     8.63
                                                           -------         -------   -------   -------   -------   -------
  Total from investment operations..................         (0.03)           0.03      2.47     (1.28)    (4.19)     8.79
                                                           -------         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income.............................            --              --        --        --     (0.15)    (0.28)(c)
  Net realized gains from investments, short sales,
    and forward exchange transactions...............            --              --        --     (0.11)    (2.68)    (1.58)
  Tax return of capital.............................            --              --        --     (0.01)       --        --
                                                           -------         -------   -------   -------   -------   -------
  Total distributions...............................            --              --        --     (0.12)    (2.83)    (1.86)
                                                           -------         -------   -------   -------   -------   -------
Net Asset Value, End of Period......................       $ 13.54         $ 13.57   $ 13.54   $ 11.07   $ 12.47   $ 19.49
                                                           =======         =======   =======   =======   =======   =======
TOTAL RETURN........................................         (0.22)%(d)       0.22%    22.31%   (10.40)%  (24.69)%   78.79%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................       $19,314         $19,643   $17,891   $17,405   $25,832   $19,459
  Ratio of expenses to average net assets...........          2.23%(e)        1.98%     2.57%     2.68%     1.70%     1.51%
  Ratio of net investment income (loss) to average
    net assets......................................         (0.33)%(e)      (0.25)%   (0.47)%   (0.19)%    0.58%     1.10%
  Ratio of expenses to average net assets (f).......           N/A             N/A       N/A       N/A       N/A      1.50%
  Ratio of expenses to average net assets (g).......          2.46%(e)        2.16%     2.78%     2.68%     1.72%     2.26%
  Ratio of interest expense to average net assets...          0.03%(e)         N/A      0.30%      N/A       N/A       N/A
  Portfolio turnover (h)............................            10%            151%      143%       77%      138%      205%

---------------

*    Amount is less than $0.005.
(a)  For the period from October 1, 2001 to October 31, 2001.
(b) Net investment income is based on average shares outstanding during the period.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d)  Not Annualized.
(e)  Annualized.
(f) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(g)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE REAL ESTATE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    INTERNATIONAL REAL ESTATE EQUITY FUND
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                               2001     2000(a)    1999(a)     1998     1997(a)
                                                              ------    -------    -------    ------    -------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........................  $12.16    $12.72     $12.57     $12.69    $12.14
                                                              ------    ------     ------     ------    ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................   (0.15)    (0.27)     (0.11)     (0.10)    (0.15)
  Net realized/unrealized gains (losses) from investments,
    short sales, and forward exchange transactions..........   (0.33)    (0.29)      0.26      (0.02)     0.70
                                                              ------    ------     ------     ------    ------
  Total from investment operations..........................   (0.48)    (0.56)      0.15      (0.12)     0.55
                                                              ------    ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD..............................  $11.68    $12.16     $12.72     $12.57    $12.69
                                                              ======    ======     ======     ======    ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)..................   (3.95)%   (4.40)%     1.19%     (0.95)%    4.50%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $   62    $  113     $  202     $  246    $  213
  Ratio of expenses to average net assets...................    2.96%     3.38%      3.08%      2.80%     2.82%
  Ratio of net investment loss to average net assets........   (1.03)%   (2.09)%    (0.79)%    (0.95)%   (1.23)%
  Ratio of expenses to average net assets (b)...............     N/A       N/A        N/A        N/A      2.81%
  Ratio of expenses to average net assets (c)...............    3.15%     3.59%      3.08%      2.80%     2.90%
  Ratio of interest expense to average net assets...........    0.11%     0.33%       N/A        N/A      0.03%
  Portfolio turnover (d)....................................      49%       72%        31%        82%       44%

---------------

(a) Net investment income is based on average shares outstanding during the period.
(b) During the period certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(c)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                                                     INTERNATIONAL REAL ESTATE EQUITY FUND
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2001      2000(a)    1999(a)     1998      1997(a)
                                                              -------    -------    -------    -------    -------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 12.73    $ 13.23    $ 12.96    $ 12.97    $ 12.31
                                                              -------    -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................       --*     (0.14)      0.03       0.01      (0.03)
  Net realized/unrealized gains (losses) from investments,
    short sales, and forward exchange transactions..........    (0.39)     (0.31)      0.25      (0.02)      0.71
                                                              -------    -------    -------    -------    -------
  Total from investment operations..........................    (0.39)     (0.45)      0.28      (0.01)      0.68
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment income.....................................       --      (0.04)     (0.01)        --      (0.02)
  Tax return of capital.....................................       --      (0.01)        --         --         --
                                                              -------    -------    -------    -------    -------
  Total distributions.......................................       --      (0.05)     (0.01)        --      (0.02)
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $ 12.34    $ 12.73    $ 13.23    $ 12.96    $ 12.97
                                                              =======    =======    =======    =======    =======
TOTAL RETURN................................................    (3.06)%    (3.42)%     2.19%     (0.08)%     5.50%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $25,344    $29,580    $33,097    $34,646    $35,234
  Ratio of expenses to average net assets...................     1.96%      2.40%      2.08%      1.78%      1.82%
  Ratio of net investment income (loss) to average net
    assets..................................................     0.00%     (1.08)%     0.24%      0.04%     (0.21)%
  Ratio of expenses to average net assets (b)...............      N/A        N/A        N/A        N/A       1.82%
  Ratio of expenses to average net assets (c)...............     2.14%      2.60%      2.08%      1.78%      1.90%
  Ratio of interest expense to average net assets...........     0.11%      0.33%       N/A        N/A       0.03%
  Portfolio turnover (d)....................................       49%        72%        31%        82%        44%

---------------

*    Amount is less than $0.005.
(a) Net investment income is based on average shares outstanding during the period.
(b) During the period certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(c)  During the period, certain fees were waived or reimbursed.
     If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler



                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                              www.alpinefunds.com



                                   CUSTODIAN
                      State Street Bank and Trust Company
                                801 Pennsylvania
                             Kansas City, MO 64105



                                 TRANSFER AGENT
                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219




                                  ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             100 East Broad Street
                               Columbus, OH 43215



                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                               New York, NY 10022



                         ADMINISTRATOR AND DISTRIBUTOR
                            BISYS Fund Services L.P.
                               3435 Stelzer Road
                               Columbus, OH 43219



                            ALPINE REAL ESTATE FUNDS
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                                 (212) 687-5588



                                    (12/01)